UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2022

PASSAGE BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39231	82-2729751
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 39th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(267) 866-0311

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	PASG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 11, 2022, Passage Bio, Inc. (the “Company”) will present a corporate presentation (the “Investor Presentation”) summarizing the data presented by the Company at the 18th Annual WORLDSymposium Conference (“WORLD”).

In addition to the Company’s Investor Presentation, the Company also issued a press release on February 11, 2022, regarding updates to the Company’s Imagine-1 clinical trial, a Phase 1/2 study of PBGM01, a gene therapy for the treatment of GM1 gangliosidosis (“Imagine-1”).

A copy of the press release and Investor Presentation are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 to this report, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act. The information contained in this Item 7.01 and in the accompanying Exhibits 99.1 and 99.2 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

PBGM01 Program Updates

The Company announced the following updates with respect to Imagine-1 for the treatment of early and late infantile GM1:

●	Both children with late infantile GM1 gangliosidosis in cohort 1 of the Imagine-1 clinical trial showed meaningful developmental improvement in assessments by trained healthcare providers and caregivers using the Bayley III assessment tool and the Vineland II scale.
●	Interim safety data at three and nine months in Imagine-1 showed low dose PBGM01 was well tolerated with no serious adverse events reported and no evidence of dorsal root ganglion toxicity.
●	One patient in each of cohort 2 (late infantile with high dose PBGM01) and cohort 3 (early infantile with low dose PBGM01) have been dosed. The Company anticipates reporting initial biomarker and safety data in the second half of 2022 for these cohorts 2 and 3.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Passage Bio, Inc. press release dated February 11, 2022.
99.2	Investor Presentation.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASSAGE BIO, INC.

Date: February 11, 2022	By:	/s/ Simona King
Simona King
Chief Financial Officer

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